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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




Date of earliest event reported:  July 13, 1994


                                 K N ENERGY, INC.


             (Exact name of registrant as specified in its charter)




     Kansas                  1-6446                 48-0290000
- -----------------------------------------------------------------
(State or other           (Commission           (IRS Employer
jurisdiction of           File Number)        Identification No.)
incorporation)



       370 Van Gordon Street, P.O. Box 281304, Lakewood, CO  80228-8304
             (Address of principal executive offices)    (Zip Code)



Registrant's telephone number, include area code: (303) 989-1740
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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.  Acquisition or Disposition of Assets.

         On July 13, 1994, pursuant to the Agreement and Plan of Merger dated as of March 24, 1994 (the "Merger Agreement"), by and among the Registrant, KNE Acquisition Corporation, a Delaware corporation ("KNE Acquisition") and American Oil and Gas Corporation, a Delaware corporation ("AOG"), KNE Acquisition was merged with and into AOG. KNE Acquisition had been formed by the Registrant in February 1994, as its wholly owned subsidiary, for the purpose of participating in the merger. As a result of the merger, each share of common stock, $0.04 par value, of AOG (the "AOG Common Stock") outstanding immediately before the merger was converted into 0.47 of a share of common stock, $5.00 par value, of the Registrant("K N Common Stock") and the right to receive in cash the value of any fractional share of KN Common Stock. The stockholders of the Registrant and the shareholders of AOG approved the merger on July 13, 1994. The determination of the exchange ratio of AOG Common Stock for K N Common Stock was the result of negotiations between the managements of the Registrant and AOG and the approval thereof by their respective boards of directors.

         The Merger was accounted for as a pooling of interests.

         AOG operates principally in Texas in the mid-stream segment of the natural gas industry, providing gathering, processing, transportation, storage and marketing services between the wellhead and the end user. It is expected that AOG will continue such business as a wholly owned subsidiary of the Registrant.

Item 7.  Financial Statements and Exhibits

         (a)     Financial Statements of business acquired.

                 (1) The following audited and unaudited consolidated financial statements of AOG are hereby incorporated by reference herein:

                 (i)              Report of Independent Certified Public
Accountants

                 (ii) Consolidated Balance Sheets for the Three Months Ended March 31, 1994 (unaudited) and as of December 31, 1993 and 1992

                 (iii) Consolidated Statements of Income for the Three Months Ended March 31, 1994 (unaudited) and for each of the Three Years in the Period ended December 31, 1993

                 (iv)             Notes to Consolidated Financial Statements
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         Such audited consolidated financial statements of AOG are included in its Annual Report of Form 10-K for the year ended December 31, 1994, as amended by Form 10-K/A dated June 9, 1994, and such unaudited consolidated financial statements of AOG are included in its Quarterly Report on Form 10-Q for the quarter ended March 31, 1994 (File No. 1-8717), both of which reports are incorporated by reference into the Registrant's Form S-4 Registration Statement No. 33-53255.

         (2) The following financial information has been previously filed by the Registrant in its Current Report on Form 8-K filed on July 13, 1994 and is hereby incorporated by reference herein:

                 (i) Supplemental Consolidated Statements of Income for the Fiscal Years Ended December 31, 1993, 1992 and 1991 for the Registrant and AOG Combined

                 (ii) Supplemental Consolidated Balance Sheets for the Fiscal Years Ended December 31, 1993 and 1992 For the Registrant and AOG Combined

                 (iii) Supplemental Consolidated Statements of Stockholders' Equity for the Fiscal Years Ended December 31, 1993, 1992 and 1991 for the Registrant and AOG Combined

                 (iv) Supplemental Consolidated Statements of Cash Flows for the Fiscal Years Ended December 31, 1993, 1992 and 1991 for the Registrant and AOG Combined

                 (v)              Notes to Supplemental Consolidated Financial
Statements

                 (vi)             Report of Independent Certified Public
Accountants


(c)      Exhibits

         2.1 Agreement and Plan of Merger dated as of March 24, 1994 among the Registrant, KNE Acquisition and AOG has been previously filed by the Registrant as Exhibit 2 to the Form S-4 Registration Statement No. 33-53255 and is hereby incorporated by reference herein.

         28.1 Press release dated July 13, 1994 announcing completion of the merger.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   K N ENERGY, INC.
                                                     (Registrant)


July 28, 1994                              By:       /s/ William S. Garner, Jr.
                                        William S. Garner, Jr.
                                        Vice President, General Counsel
                                        and Secretary